Exhibit 99.1

JOHNSON CONTROLS ANNOUNCES INITIATION OF CEO SUCCESSION FOLLOWING SIGNIFICANT MILESTONES IN PORTFOLIO TRANSFORMATION

•George R. Oliver to retire as CEO and remain chair of the Board, following appointment of successor
•Advances Board refreshment with appointment of Patrick Decker as a new, independent director; Appointment follows Constructive Dialogue with Elliott Management

CORK, Ireland, July 31, 2024 – Johnson Controls (NYSE: JCI), a global leader for smart, healthy and sustainable buildings, today announced that George R. Oliver has informed the Board of Directors that it is time to initiate the CEO succession plan following the company’s substantial progress on its portfolio transformation. Oliver has led the Johnson Controls’ business and portfolio transformation since becoming Johnson Controls’ chairman and CEO in 2017.

Accordingly, the Johnson Controls Board has begun a comprehensive search for the Company’s next CEO with the assistance of a nationally recognized executive search firm to aide in the evaluation of internal and external candidates. Oliver will continue to serve as chairman and CEO until a successor is named and will remain chair of the Board once the new CEO is named to allow for a smooth management transition.

“It has been a true honor to serve as CEO of Johnson Controls. I am proud of the remarkable success we have achieved in recent years to position our company as a pure-play provider of comprehensive solutions for commercial buildings. As we approach the completion of our business transformation and move to the next phase of growth, I believe that now is the right time to begin the process of identifying the next leader of the new Johnson Controls,” said Oliver. “Today, Johnson Controls is a leading provider of technology and solutions that make buildings smarter, creating a one-of-a-kind offering that drives value for customers and shareholders. Following this substantial milestone in our portfolio transformation, I am confident that Johnson Controls is solidly positioned for its next chapter, and I look forward to supporting the team to help ensure the Company achieves its full potential.”

“On behalf of the Board, I thank George for his unwavering passion, leadership and commitment to Johnson Controls over the last seven years and since our merger with Tyco,” said Jürgen Tinggren, Johnson Controls lead independent director. “As chairman and CEO, George has successfully led Johnson Controls through a period of significant evolution, with a clear vision to optimize the Company to deliver greater value for our customers, employees and our shareholders. The Board will work closely with George to conduct a thorough and comprehensive search to identify the best individual to lead the future of Johnson Controls.”

Board Refreshment

As part of the Company's ongoing Board refreshment efforts and following a constructive dialogue with Elliott Investment Management L.P. (together with its affiliates, “Elliott”), Johnson Controls appointed Patrick Decker to serve on its Board, effective immediately. Decker previously served as president and CEO of Xylem Inc. prior to his retirement. With the appointment, the Board is comprised of 13 directors, 12 of whom are independent.

“Patrick is a fantastic addition of a world-class executive with experience transforming Xylem from an industrial products company to an advanced technology, services and solutions enterprise,” said Tinggren. “Patrick’s appointment reflects our commitment to continuously refresh our board to ensure the skills and experiences of our directors appropriately reflect Johnson Controls’ transforming business. We welcome Patrick to the Board and are excited to benefit from the experience and expertise he will bring.”

“Over the last several years under George’s leadership, Johnson Controls has built an industry leading portfolio that provides unique and critical building solutions to its customers,” said Marc Steinberg, Partner at Elliott. “As one of Johnson Controls’ largest investors, we believe the leadership and board actions announced today along with the recent portfolio changes position the Company to realize the benefits of its transformation, enhance operational performance and drive significant shareholder value creation. We appreciate the productive discussions we’ve had with George and his team and today’s financial results make it clear that Johnson Controls is on the right path to capitalize on the opportunities ahead.”

About George Oliver

George R. Oliver is Chairman and Chief Executive Officer of Johnson Controls. Prior to becoming CEO on Sept. 1, 2017, he served as president and chief operating officer with responsibility for the company’s operating businesses. He also led the integration of Johnson Controls and Tyco following their September 2016 merger.

George previously served as CEO of Tyco and as a member of its Board of Directors from September 2012 through the September 2016 merger with Johnson Controls. He joined Tyco in July 2006 as president of Tyco Safety Products and assumed additional responsibility as president of Tyco Electrical & Metal Products from 2007 through 2010. He was appointed president of Tyco Fire Protection in 2011.

Prior to Tyco, George had a more than 20-year career with General Electric (GE), where he served in operational roles of increasing responsibility in several divisions including as president and CEO of GE Water & Process Technologies and president and CEO of GE Engine Services, as well as previous leadership roles in GE's Aircraft Engines and Appliances divisions.

George holds a Bachelor of Science degree in mechanical engineering from Worcester Polytechnic Institute, where he serves as a member of the Board of Trustees.

About Patrick Decker

Patrick Decker is the retired president and CEO of Xylem Inc., a leading water technology provider. Decker served as president and CEO from March 2014 through December 2023.

Prior to leading Xylem, Patrick served as president and CEO of Harsco Corporation, a global industrial products company, from 2012 until 2014. Prior to Harsco, he served in various leadership roles at Tyco from 2003 until 2012, including as president, Tyco Flow Control, a global provider of industrial solutions to the energy and water sectors.

Prior to Tyco, Patrick served with Bristol-Myers Squibb for twelve years in financial and operational roles, predominantly in its Latin America and Asia divisions. He started his career with Price Waterhouse LLP.

Patrick holds a Bachelor of Science degree in Accounting and Finance from Indiana University.

About Johnson Controls

At Johnson Controls (NYSE: JCI), we transform the environments where people live, work, learn and play. As the global leader in smart, healthy and sustainable buildings, our mission is to reimagine the performance of buildings to serve people, places and the planet.

Building on a proud history of nearly 140 years of innovation, we deliver the blueprint of the future for industries such as healthcare, schools, data centers, airports, stadiums, manufacturing and beyond through OpenBlue, our comprehensive digital offering.

Today, with a global team of 100,000 experts in more than 150 countries, Johnson Controls offers the world's largest portfolio of building technology and software as well as service solutions from some of the most trusted names in the industry.

Visit www.johnsoncontrols.com for more information and follow @Johnson Controls on social platforms.

JOHNSON CONTROLS INTERNATIONAL PLC CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Johnson Controls International plc has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, among other things, statements relating to the Company’s Chief Executive Officer succession plan. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond its control, that could cause its actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, the risks contained in the section entitled “Risk Factors” in Johnson Controls Annual Report on Form 10-K for the fiscal year filed with the SEC, which is available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab, and such factors may be updated from time to time in Johnson Controls filings with the SEC, which are or will be accessible on the SEC’s website at www.sec.gov. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Investor Contact:
Jim Lucas
Direct: 1-414-340-1752
Email: jim.lucas@jci.com

Media Contact:
Trent Perrotto
Direct: 1-414-524-8687
Email: media@jci.com